Exhibit 10.2

               Lease Agreement with Vineland Construction Company

                       THIRD ADDENDUM TO LEASE AGREEMENT
                       ---------------------------------




     THIS THIRD ADDENDUM TO LEASE AGREEMENT made this 21st day of November, 1995 by and between Vineland Construction Co., a New Jersey corporation with offices located at 71 West Park Avenue, Vineland, New Jersey 08360 (hereinafter referred to as the " Landlord") and Sun National Bank, a New Jersey corporation with offices at 226 Landis Avenue, Vineland, New Jersey 08360 (hereinafter referred to as "Lessee").

                                  WITNESSETH:
                                  -----------

     That the Landlord and Lessee entered into that certain Lease Agreement dated October 3, 1986, as amended by that certain Addendum to Lease dated November 19, 1987, and that certain First Addendum to Lease Agreement dated December 6, 1990 (collectively, the "Lease"), whereby Lessee leased approximately 4,510 square feet of commercial space (the "Premises") on the first floor of the building (the "Building") situated at 226 West Landis Avenue (the "Land") in the City of Vineland, and State of New Jersey, and that the Landlord and Lessee desire to amend the Lease upon the following terms, covenants and conditions.

ARTICLE I                           Term
---------                           ----

     Lessee agrees to exercise its option to extend the Lease term for an additional five-year term pursuant to Paragraph 1 of the Addendum to Lease dated November 19, 1987, extending the expiration date to October 31, 2012.

ARTICLE 2                        The Lease
---------                        ---------

     All other terms and conditions of the Lease, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference, shall continue in full force and effect without modification.

     IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals or caused these presents to be signed and sealed by their duly authorized representatives the day and year first above written.



EXECUTED BY LESSEE, this 21st day of November, 1995.



By:
     ------------------------------------
     Title: President & CEO
     For: Sun National Bank


EXECUTED BY LANDLORD, this 24 day of November, 1995.


By:  /s/John S. Krauser
     ---------------------------------------
     John S. Krauser
     President
     For:  Vineland Construction Co.

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------

     THIS SECOND AMENDMENT TO LEASE AGREEMENT made this first day of September, 1994 by and between Vineland Construction Co., a New Jersey, corporation with offices located at 71 West Park Avenue, Vineland, New, Jersey 08360(hereinafter referred to as the "Landlord") and Citizens' Investments, Inc., a New Jersey corporation with offices at 99 Hartford Road, Medford, New Jersey 08054 (hereinafter referred to as "Lessee")

                              W I T N E S S E T H:
                              --------------------

     That the Landlord and Lessee entered into that certain Lease Agreement dated October 3, 1986, as amended by that certain First Addendum to Lease Agreement dated December 6, 1990 (the "Lease"), whereby Lessee leased approximately 9,010 square feet of office space (the "Premises") on the third floor of the building (the "Building") situated at 226 West Landis Avenue (the "Land") in the City of Vineland, and State of New Jersey, and that the Landlord and Lessee desire to amend the Lease upon the following terms, covenants and conditions.

ARTICLE 1                           Premises
---------                           --------

     (a) Effective September 1, 1994, the demised Premises shall consist of Fourteen Thousand Two Hundred Ninety Two (l4,292) square feet, constituting the entire third floor of the Building.

     (b) The Landlord shall re-let and deliver the Premises to Lessee in its present condition, and supply Lessee with a key. Lessee has examined the
Premises, and accepts them in their present condition and without any representations on the part of the Landlord or the Landlord's agents as to the present or future condition of the Premises.

ARTICLE 2                           The Lease
---------                           ---------

     All other terms and conditions of the Lease, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference, shall continue in full force and effect without modification.

ARTICLE 3                             Term
---------                             ----

     Lessee agrees to exercise its option to extend the Lease term for an additional five-year term pursuant to Paragraph 1 of the First Addendum to Lease, thereby extending the expiration date to October 31, 2012.

     IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals or caused these presents to be signed and sealed by their duly authorized representatives the day and year first above written.

EXECUTED BY LESSEE, this first day of September, 1994.


By:  /s/
     ------------------------------------
     Title:
     For: Citizens Investments, Inc.


EXECUTED BY LANDLORD, this first day of September, 1994.


By:  /s/John S. Krauser
     ---------------------------------------
     John S. Krauser
     President
     For:  Vineland Construction Co.

                        RIDER ATTACHED TO BUSINESS LEASE
                        between CITIZENS INVESTMENT, INC.
                                       and
                                 NFI INDUSTRIES
                             dated November 1, 1987

     Thirtieth.-Notwithstanding anything to the contrary in the printed portions of this lease, it is the intention of the Landlord and the Tenant that the rent herein specified shall be net to the Landlord in each year during the term of this lease. Accordingly, all costs, expenses and obligations of every kind relating to the leased property which may arise or become due during the term of this lease, shall be paid by the Tenant, and the Landlord shall be indemnified by the Tenant against such costs, expenses and obligations.

     The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction or set-off. The net rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the term of this lease.

     Furthermore, it is the intention of the parties that the Landlord shall receive the rents, additional rents, and all sums payable by the Tenant under this lease, free of all taxes, expenses, charges, damages and deductions of any nature whatsoever, and the Tenant covenants and agrees to pay all sums which except for this lease would have been chargeable against the leased property or payable by the Landlord. The Tenant shall, however, be under no obligation to pay interest on any mortgage on the fee of the leased property, any franchise or income tax payable by the Landlord or any gift, inheritance, transfer, estate, or succession tax by reason of any present future law which may be enacted during the term of this lease.

     The common charges for the operation and maintenance of the building, including, but not limited to, fire insurance on the building, real estate taxes, snow removal, landscape and gardening, repair and maintenance of common areas of building and grounds, and any other common items shall be apportioned to the Tenant based on the proportion of the Tenant occupancy of the building to the total square footage of the building.

     Thirty-first.-The Landlord shall maintain the roof and exterior walls of the building and keep same in good condition. The Tenant shall be responsible for the maintenance and repair of the areas occupied by the Tenant.

     Thirty-second.-After   the  first  year  anniversary  date  and  each  year
thereafter, the monthly rental shall be increased based upon the percentage increase in the Consumer Price Index (CPI).

     CPI shall mean the Consumer Price Index for the urban wage earners and clerical workers for all items as published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI or successor or substitute index shall no longer be published, the parties shall use such other reliable governmental or impartial index or publication which reasonably reflects the change in the Cost of Living or the fluctuation in the purchasing power of the U.S. Dollar between the periods set forth above for determination of the Annual Minimum Rent during the Lease Term. In no event shall the monthly rental for the Lease Term be less than the rental of the previous period.

Rider
November 1, 1987

     Thirty-third.-Landlord shall be responsible for the construction of the shell space of the Leased Premises, including the demising walls, framed doorway openings and doors, electrical and water and sanitary sewer service connections, and the exterior and glass wall of the building, but not including the interior finish of any such walls (such work, the "Landlord's Work"). All Landlord's work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities, and with all applicable codes and rules of all insurers of the Building. Tenant shall have the right to inspect the Landlord's work at reasonable times and shall promptly give notice to Landlord of any observed defects.

     Promptly, upon completion of the Landlord's work, and in no event later than fifteen (15) days following the completion of the Landlord's Work, Tenant shall, at its sole cost and expense, through contractors approved by Landlord, commence all work required of Tenant for the finishing, improving, equipping and furnishing of the Leased Premises for the uses permitted hereunder (such work the "Tenant's Work"). Prior to the commencement of any such construction, Tenant shall submit all plans and specifications therefore to Landlord's construction representative for its approval, which approval shall not be unreasonably withheld or delayed. All costs and expenses of such construction, direct and indirect, shall be the sole responsibility of Tenant.

     All Tenant's Work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities, and with all applicable codes and rules of insurers insuring the Building. Landlord shall also have the right to approve working drawings.

     Prior to commencement of construction, Tenant shall deliver to Landlord a certificate of structural engineer or other professional acceptable to Landlord, to the effect that the floor load will not exceed the floor bearing capacity of pounds per square foot, live and dead load.


     Tenant shall complete such construction within ninety (90) days following the completion of the Landlord's Work, subject to Force Majeure, any one of which shall extend the completion date for the Tenant's Work for a period equal to the total duration of such Force Majeure. All of the terms, provisions and conditions of this Lease shall apply during the construction of the Tenant's Work.

               A 880 - Lease of Business Premises.
                                     JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS

               This Lease, dated the    17th    day of  December            1987

               Between          CITIZENS INVESTMENT, INC.

Parties                             hereinafter referred to as the Landlord, and

                                NFI INDUSTRIES

                                          hereinafter referred to as the Tenant,

               WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the City of Vineland County of Cumberland and State of New Jersey, 4,274 Sq. Ft. of open space on the 3rd floor of 226 Landis Avenue, Vineland, New Jersey 08360

Premises


Term                The term of this demise shall be for ONE (1) year
               beginning November 1, 1987  and ending   October 31        1988 .

                    The  rent  for  the  demised  term  shall be TWELVE ($12.00)
Rent DOLLARS per sq. ft., FIFTY-ONE THOUSAND TWO HUNDRED EIGHTY-EIGHT ($ 51,288.00---), which shall accrue at the yearly rate of

                    The said rent is to be payable monthly  in  advance  on  the first day of each calendar month for the term hereof, in installments as follows:

Payment of
Rent FOUR THOUSAND TWO HUNDRED SEVENTY-FOUR ($4,274.00) DOLLARS per month at the office of Citizens Investment, Inc., 226 Landis Ave., Vineland, NJ 08360 or as may be otherwise directed by the Landlord in writing.

              THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

                    First.-The Landlord covenants that the Tenant, on paying the
Peaceful       said rental and performing the covenants and conditions  in  this
Possession     Lease contained, shall and may peaceably and  quietly  have, hold and enjoy the demised premises for the term aforesaid.

                    Second.-The  Tenant  covenants and agrees to use the demised premises as an office facility
Purpose
               and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

                     Third.-The Tenant shall, without any previous demand Default in therefor, pay to the Landlord, or its agent, the said rent at the Payment of times and in the manner above provided. In the event of the
Rent           non-payment of said rent, or any installment thereof,at the times and in the manner above provided, and if the same shall remain in
Abondonment default for ten days after becoming due or if the Tenant shall be of Premises dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated,  the  Landlord or its agents  shall
Re-entry and have the right to and may enter the said premises as the agent of Reletting by the Tenant, either by force or otherwise, without being liable
Landlord       for any  prosecution  or  damages  therefor,  and may  relet  the premises  as the  agent  of the  Tenant,  and  receive  the  rent
Tenant Liable therefor, upon such terms as shall be satisfactory to the for Deficiency Landlord, and all rights of the Tenant to repossess the premises under  this  lease  shall  be  forfeited.  Such  re-entry  by the
Lien of        Landlord shall not operate to release the Tenant from any rent to
Landlord to    be paid or covenants to be  performed  hereunder  during the full
Secure         term of this lease.  For the purpose of  reletting,  the Landlord shall be authorized to make such repairs or  alterations in or to
Performance the leased premises as may be necessary to place the same in good Attorney's order and condition. The Tenant shall be liable to the Landlord
Fees           for the cost of such repairs or alterations,  and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to and surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

                    Fourth.-The  Tenant shall not sub-let  the demised  premises
Sub-letting    nor any portion thereof,  nor shall  this lease  be  assigned  by
and            the  Tenant  without  the prior written consent of  the  Landlord
Assignment     endorsed hereon.

                    Fifth.-The Tenant has examined the demised premises, and Condition of accepts them in their present condition (except as otherwise Premises, expressly provided herein) and without any representations on the
Repairs        part of the  Landlord  or its agents as to the  present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the

Alterations    prior   written   consent  of  the   Landlord.   All   erections,
and            alterations,  additions and  improvements,  whether  temporary or
Improvements   permanent  in  character,  which  may be made  upon the  premises either by the Landlord or the Tenant, except furniture or movable
Sanitation, trade fixtures installed at the expense of the Tenant, shall be Inflammable the property of the Landlord and shall remain upon and be Materials surrendered with the premises as a part thereof at the termination of this Lease,  without  compensation  to the Tenant.
Sidewalks      The Tenant  further  agrees to keep said  premises  and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

                    Sixth.-In  the   event  that  any  mechanics' lien  is filed
               against the  premises as a result of  alterations,  additions  or
Mechanics'     improvements  made by the Tenant,  the  Landlord,  at its option,
Liens          after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

                    Seventh.-The   Tenant  agrees  to  replace  at  the Tenant's
Glass expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

                    Eighth.-The  Landlord  shall  not  be  responsible  for  the loss of or damage to property, or injury to persons, occurring in or about the  demised  premises,  by reason  of any  existing  or
Liability of   future  condition,  defect,  matter  or  thing  in  said  demised
Landlord       premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

                    Ninth.-Utilities   and   services  furnished  to the demised
Services       premises for the benefit of the Tenant shall be provided and paid
and            for as  follows:  water  by the  Tenant  ;  gas by the  tenant  ;
Utilities      electricity by the tenant heat  by  the tenant; refrigeration  by
               the tenant      ; hot water by the tenant

               The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

                    Tenth.-The Landlord,  or its agents, shall have the right to
Right to       enter the  demised  premises  at  reasonable  hours in the day or
Inspect and    night to examine the same, or to run telephone or other wires, or
Exhibit        to make such repairs,  additions or  alterations as it shall deem necessary  for the safety,  preservation  or  restoration  of the improvements,  or for the safety or  convenience of the occupants or users thereof (there being no obligation, however, on the part
               of  the  Landlord  to  make  any  such   repairs,   additions  or
               alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

                    Eleventh.-In  the  event  of  the destruction of the demised premises or the building  containing  the said  premises by fire,
Damage by      explosion,  the  elements  or  otherwise  during the term  hereby
Fire,          created,  or previous  thereto,  or such  partial  destruction
Explosion, thereof as to render the premises wholly untenantable or unfit The Elements for occupancy, or should the demised premises be so badly injured or Otherwise that the same cannot be repaired within ninety days from the happening of such  injury,  then and in such case the term hereby created  shall,  at the option of the Landlord,  cease and become null and void from the date of such  damage or  destruction,  and the Tenant shall immediately  surrender said premises and all the
               Tenant's  interest  therein to the  Landlord,  and shall pay rent only to the time of such  surrender,  in which event the Landlord may reenter and re-possess the premises thus discharged from this lease and may remove all  parties  therefrom.  Should the demised premises be rendered  untenantable  and unfit for occupancy,  but yet be  repairable  within ninety days from the happening of said
               injury,   the  Landlord  may  enter  and  repair  the  same  with
               reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed.  But if the premises shall be so  slightly  injured as not to be rendered  untenantable  and unfit for occupancy,  then the Landlord agrees to repair the same with reasonable  promptness and in that case the rent accrued and
               accruing   shall  not  cease  or  determine.   The  Tenant  shall
               immediately notify the Landlord in case of fire or other damage to the premises.

                    Twelfth.-The Tenant agrees to observe and comply with all Observation laws, ordinances, rules and regulations of the Federal, State,
of Laws,       County and Municipal authorities applicable to the business to be
Ordinances, conducted by the Tenant in the demised premises. The Tenant Rules and agrees not to do or permit anything to be done in said premises, Regulations or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

                    Thirteenth.-No   sign,  advertisement  or  notice  shall  be
Signs affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

                    Fourteenth.-This lease is subject and is hereby subordinated Subordination to all present and future mortgages, deeds of trust and other to Mortgages encumbrances affecting the demised premises or the property of and Deeds of which said premises are a part. The Tenant agrees to execute, at
Trust          no expense to the Landlord,  any  instrument  which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

                    Fifteenth.-In  the event of the sale by the Landlord  of the
Sale of        demised  premises,  or the property of which said  premises are a
Premises       part,  the Landlord or the purchaser may terminate  this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

                    Sixteenth.-The rules and  regulations regarding  the demised premises, affixed to this lease, if any, as well as any other and
Rules and further reasonable rules and regulations which shall be made by Regulations the Landlord, shall be observed by the Tenant and by the Tenant's of Landlord employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

                    Seventeenth.  - In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the
Violation of rules and regulations now or hereafter to be reasonably Covenants, established by the Landlord, and upon failure to discontinue such Forfeiture of violation within ten days after notice thereof given to the
Lease,         Tenant,  this  lease  shall  thenceforth,  at the  option  of the
Re-entry       Landlord,  become null and void,  and the  Landlord  may re-enter
by Landlord    without  further  notice or  demand.  The rent in such case shall become due, be apportioned  and paid on and up to the day of such re-entry,  and the Tenant  shall be liable for all loss or damage resulting  from such  violation  as  aforesaid.  No waiver by the
               Landlord of any  violation  or breach of  condition by the Tenant shall  constitute  or be  construed  as a  waiver  of  any  other violation or breach of  condition,  nor shall lapse of time after
Non-waiver breach of condition by the Tenant before the Landlord shall of Breach exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

                    Eighteenth.-All  notices  and  demands,  legal or otherwise, incidental  to  this  lease,  or the  occupation  of the  demised
Notices premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

                    Nineteenth.-It is further agreed that if at any time during Bankruptcy the term of this lease the Tenant shall make any assignment for Insolvency, the benefit of creditors, or be decreed insolvent or bankrupt Assignment according to law, or if a receiver shall be appointed for the for Benefit Tenant, then the Landlord may, at its option, terminate this of Creditors lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

                    Twentieth.-In the event that the Tenant shall remain in the Holding Over demised premises after the expiration of the term of this lease
by Tenant      without  having  executed a new written  lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

                    Twenty-first.-If  the  property  or any part thereof wherein
Eminent        the  demised  premises  are  located  shall be taken by public or
Domain,        quasi-public  authority  under  any  power of  eminent  domain or
Condemnation   condemnation,  this lease,  at the option of the Landlord,  shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

               Twenty-second.-The   Tenant  has  this  day  deposited  with  the
Security       Landlord  the sum of  $            as  security  for the full and
               faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of sail terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considerately released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

                    Twenty-third.-Any  dispute  arising  under this lease  shall be settled by  arbitration.  Then Landlord and Tenant shall each
Arbitration    choose an arbitrator,  and the two arbitrators  thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

                    Twenty-fourth.-No rights are to be conferred upon the Tenant
Delivery of    until this lease has been signed by the Landlord, and an executed
Lease          copy of the lease has been delivered to the Tenant.

Lease               Twenty-fifth.-The  foregoing rights  and  remedies  are  not
Provisions Not intended to be exclusive  but as  additional  to all rights.  and
Exclusive      remedies the Landlord would otherwise have by law.

                    Twenty-six.-All of the terms, covenants and conditions of Lease Binding this lease shall inure to the benefit of and be binding upon the on Heirs, respective heirs, executors, administrators, successors and Successors, assigns of the parties hereto. However, in the event of the death
Etc.           of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

                    Twenty-seventh.-This  lease and the obligation  of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                    Twenty-eighth.-This  instrument  may  not be changed orally.

                    Twenty-ninth.-Tenant shall, at its  own  cost  and  expense, obtain public liability insurance in the sum of $1,000,000 combined single limit. Tenant agrees to furnish Landlord with a certificate of insurance as evidence of its having obtained and requested insurance and having paid premium thereof. /s/initialed




     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.



Witness:                                   /s/                            (SEAL)
                                           -------------------------------------
                                                       Landlord

/s/                                        By /s/
-----------------------------------------     ----------------------------------


/s/                                        /s/                            (SEAL)
-----------------------------------------  -------------------------------------
                                                         Tenant

                                    GUARANTY

    In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, Its successors and asignees, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay :he Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.


Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------


================================================================================

                                     LEASE

================================================================================


                                                                        Landlord

                                       to


                                                                          Tenant

================================================================================

Premises leased:



From:
      --------------------------------------------------------------------------


To:
      --------------------------------------------------------------------------

================================================================================

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value  received  the  undersigned  Tenant  hereby  assigns  all of said

Tenant's right, title and interest in and to the within lease from and after unto

heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed

that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.


Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------


     In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and
after           to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.


Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------


                              CONSENT TO ASSIGNMENT

     The undersigned Landlord hereby consents to the assignment of the within

lease to               on the express conditions that the original Tenant

                                   , the assignor, herein, shall  remain  liable
for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.


                                                 -------------------------------
                                                             Landlord

Date:                                            By
     -----------------------------------------   -------------------------------

               A 880 - Lease of Business Premises
                                     JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS

               This Lease, dated the Third day of October 1986

               Between

               Vineland Construction Company

                                    hereinafter referred to as the Landlord, and

               Sun National Bank

                                          hereinafter referred to as the Tenant,




               WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the 226 Landis Avenue of Vineland County of Cumberland and State of New Jersey


Premises

                    The term of this demise shall be for twenty years
Term           beginning upon completion of bldg. 19 and ending         19     ,
               by Landlord

                    The rent for the demised term shall be 10 dollars per square
Rent           foot  as  finally   determined  by  actual   measurement($     ),
               which shall accrue at the yearly rate of upon completion of the building.

                    The said rent is to be payable monthly  in  advance  on  the first day of each calendar month for the term hereof, in instalments as follows:

Payment of          If occupancy begins on a day other than the first month  the
Rent           first  month's rent will be prorated to the end of the month.


               at the office of Vineland Construction Company or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful            First.-The Landlord covenants that the Tenant, on paying the
Possession     said rental and  performing  the covenants and conditions in this
               Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                    Second.-The Tenant covenants and agrees to use  the  demised premises as a bank branch and activities normal and usual to the operation of a bank or bank branch.

Purpose

               and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

                     Third.-The Tenant shall, without any previous demand Default in therefor, pay to the Landlord, or its agent, the said rent at the Payment of times and in the manner above provided. In the event of the
Rent           non-payment of said rent, or any instalment  thereof at the times and in the manner above provided, and if the same shall remain in
Abondonment default for ten days after becoming due or if the Tenant shall be of Premises dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated,  the  Landlord or its agents  shall
Re-entry and have the right to and may enter the said premises as the agent of Reletting by the Tenant, either by force or otherwise, without being liable
Landlord       for any  prosecution  or  damages  therefor,  and may  relet  the premises  as the  agent  of the  Tenant,  and  receive  the  rent
Tenant Liable therefor, upon such terms as shall be satisfactory to the for Deficiency Landlord, and all rights of the Tenant to repossess the premises under  this  lease  shall  be  forfeited.  Such  re-entry  by the
Lien of        Landlord shall not operate to release the Tenant from any rent to
Landlord to    be paid or covenants to be  performed  hereunder  during the full
Secure         term of this lease.  For the purpose of  reletting,  the Landlord shall be authorized to make such repairs or  alterations in or to
Performance the leased premises as may be necessary to place the same in good Attorney's order and condition. The Tenant shall be liable to the Landlord
Fees           for the cost of such repairs or alterations,  and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to and surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

                    Fourth.-The  Tenant shall not sub-let  the demised  premises
Sub-letting    nor any portion thereof,  nor shall  this lease  be  assigned  by
and            the  Tenant  without  the prior written consent of  the  Landlord
Assignment     endorsed hereon.

                    Fifth.-The Tenant has examined the demised premises, and Condition of accepts them in their present condition (except as otherwise Premises, expressly provided herein) and without any representations on the
Repairs        part of the  Landlord  or its agents as to the  present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the

Alterations    prior   written   consent  of  the   Landlord.   All   erections,
and            alterations,  additions and  improvements,  whether  temporary or
Improvements   permanent  in  character,  which  may be made  upon the  premises either by the Landlord or the Tenant, except furniture or movable
Sanitation, trade fixtures installed at the expense of the Tenant, shall be Inflammable the property of the Landlord and shall remain upon and be Materials surrendered with the premises as a part thereof at the termination of this Lease,  without  compensation  to the Tenant.
Sidewalks      The Tenant  further  agrees to keep said  premises  and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Mechanics'          Sixth.-In  the  event  that  any  mechanics' lien  is  filed
Liens against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at is option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass               Seventh,-The  Tenant  agrees  to  replace  at  the  Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.


                    Eighth.-The  Landlord  shall  not  be  responsible  for  the loss of or damage to property, or injury to persons, occurrlng in or about the  demised  premises,  by reason  of any  existing  or
Liability of   future  condition,  defect,  matter  or  thing  in  said  demised
Landlord       premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

                    Ninth.-Utilities   and   services  furnished  to the demised
Services       premises for the benefit of the Tenant shall be provided and paid
and            for as  follows:  water  by the  Tenant  ;  gas by the  tenant  ;
Utilities      electricity by the tenant heat  by  the tenant; refrigeration  by
               the tenant      ; hot water by the tenant

               The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

                    Tenth.-The Landlord,  or its agents, shall have the right to
Right to       enter the  demised  premises  at  reasonable  hours in the day or
Inspect and    night to examine the same, or to run telephone or other wires, or
Exhibit        to make such repairs,  additions or  alterations as it shall deem necessary  for the safety,  preservation  or  restoration  of the improvements,  or for the safety or  convenience of the occupants or users thereof (there being no obligation, however, on the part
               of  the  Landlord  to  make  any  such   repairs,   additions  or
               alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

                    Eleventh.-In  the  event  of  the destruction of the demised premises or the building  containing  the said  premises by fire,
Damage by      explosion,  the  elements  or  otherwise  during the term  hereby
Fire,          created,  or previous  thereto,  or such  partial  destruction
Explosion, thereof as to render the premises wholly untenantable or unfit The Elements for occupancy, or should the demised premises be so badly injured or Otherwise that the same cannot be repaired within ninety days from the happening of such  injury,  then and in such case the term hereby created  shall,  at the option of the Landlord,  cease and become null and void from the date of such  damage or  destruction,  and the Tenant shall immediately  surrender said premises and all the
               Tenant's  interest  therein to the  Landlord,  and shall pay rent only to the time of such  surrender,  in which event the Landlord may reenter and re-possess the premises thus discharged from this lease and may remove all  parties  therefrom.  Should the demised premises be rendered  untenantable  and unfit for occupancy,  but yet be  repairable  within ninety days from the happening of said
               injury,   the  Landlord  may  enter  and  repair  the  same  with
               reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed.  But if the premises shall be so  slightly  injured as not to be rendered  untenantable  and unfit for occupancy,  then the Landlord agrees to repair the same with reasonable  promptness and in that case the rent accrued and
               accruing   shall  not  cease  or  determine.   The  Tenant  shall
               immediately notify the Landlord in case of fire or other damage to the premises.

                    Twelfth.-The Tenant agrees to observe and comply with all Observation laws, ordinances, rules and regulations of the Federal, State,
of Laws,       County and Municipal authorities applicable to the business to be
Ordinances, conducted by the Tenant in the demised premises. The Tenant Rules and agrees not to do or permit anything to be done in said premises, Regulations or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

                    Thirteenth.-No   sign,  advertisement  or  notice  shall  be
Signs affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

                    Fourteenth.-This lease is subject and is hereby subordinated Subordination to all present and future mortgages, deeds of trust and other to Mortgages encumbrances affecting the demised premises or the property of and Deeds of which said premises are a part. The Tenant agrees to execute, at
Trust          no expense to the Landlord,  any  instrument  which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

                    Fifteenth.-In  the event of the sale by the Landlord  of the
Sale of        demised  premises,  or the property of which said  premises are a
Premises       part,  the Landlord or the purchaser may terminate  this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

                    Sixteenth.-The rules and  regulations regarding  the demised premises, affixed to this lease, if any, as well as any other and
Rules and further reasonable rules and regulations which shall be made by Regulations the Landlord, shall be observed by the Tenant and by the Tenant's of Landlord employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

                    Seventeenth.  - In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the
Violation of rules and regulations now or hereafter to be reasonably Covenants, established by the Landlord, and upon failure to discontinue such Forfeiture of violation within ten days after notice thereof given to the
Lease,         Tenant,  this  lease  shall  thenceforth,  at the  option  of the
Re-entry       Landlord,  become null and void,  and the  Landlord  may re-enter
by Landlord    without  further  notice or  demand.  The rent in such case shall become due, be apportioned  and paid on and up to the day of such
Non-waiver     re-entry,  and the Tenant  shall be liable for all loss or damage
of Breach      resulting  from such  violation  as  aforesaid.  No waiver by the
               Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

                    Eighteenth.-All  notices  and  demands,  legal or otherwise, incidental  to  this  lease,  or the  occupation  of the  demised
Notices premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

                    Nineteenth.-It is further agreed that if at any time during Bankruptcy the term of this lease the Tenant shall make any assignment for Insolvency, the benefit of creditors, or be decreed insolvent or bankrupt Assignment according to law, or if a receiver shall be appointed for the for Benefit Tenant, then the Landlord may, at its option, terminate this of Creditors lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

                    Twentieth.-In the event that the Tenant shall remain in the Holding Over demised premises after the expiration of the term of this lease
by Tenant      without  having  executed a new written  lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

                    Twenty-first.-If  the  property  or any part thereof wherein
Eminent        the  demised  premises  are  located  shall be taken by public or
Domain,        quasi-public  authority  under  any  power of  eminent  domain or
Condemnation   condemnation,  this lease,  at the option of the Landlord,  shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

                    Twenty-second.-The   Tenant  has  this  day  deposited  with
               the Landlord the sum of $xxxx as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

                    Twenty-third.-Any  dispute  arising  under this lease  shall be settled by arbitration.  Then Landlord and Tenant shall each
Arbitration    choose an arbitrator,  and the two arbitrators  thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

                    Twenty-fourth.-No rights are to be conferred upon the Tenant
Delivery of    until this lease has been signed by the Landlord, and an executed
Lease          copy of the lease has been delivered to the Tenant.

Lease               Twenty-fifth.-The  foregoing rights  and  remedies  are  not
Provision Not  intended to be exclusive  but as  additional  to all rights.  and
Exclusive      remedies the Landlord would otherwise have by law.

                    Twenty-six.-All of the terms, covenants and conditions of Lease Binding this lease shall inure to the benefit of and be binding upon the on Heirs, respective heirs, executors, administrators, successors and Successors, assigns of the parties hereto. However, in the event of the death
Etc.           of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

                    Twenty-seventh.-This  lease and the obligation  of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                    Twenty-eighth.-This  instrument  may  not be changed orally.

                    Twenty-ninth.-Tenant shall, at its  own  cost  and  expense, obtain public liability insurance in the sum of $1,000,000 combined single limit. Tenant agrees to furnish Landlord with a Certificate of Insurance as evidence of its having obtained and requested insurance and having paid premium thereof.




     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.



Witness:                                   CITIZENS INVESTMENT, INC.      (SEAL)
                                           -------------------------------------
                                                       Landlord

/s/                                        By /s/
-----------------------------------------     ----------------------------------


/s/                                        NFI INDUSTRIES                 (SEAL)
-----------------------------------------  -------------------------------------
                                                         Tenant

                                           By /s/Bernard Braun
                                             -----------------------------------

                        RIDER ATTACHED TO BUSINESS LEASE
                      between VINELAND CONSTRUCTION COMPANY
                                      and
                                SUN NATIONAL BANK
                              dated October 3, l986


     Thirtieth-Notwithstanding anything to the contrary in the printed portions of this lease it is the Intention of the Landlord and the Tenant, that the rent herein specified shall be net to the Landlord in each year, during the term of this lease. Accordingly, all costs, expenses, and obligations of every kind relating to the leased property which any arise or become due during the term of this lease shall be paid by the Tenant, and the Landlord shall be Indemnified by the Tenant against such costs, expenses, and obligations.

     The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction, or set-off. The net rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the term of this lease.

     Furthermore, it is the intention of the parties that the Landlord shall receive the rents, additional rents, and all sums payable by the Tenant under this lease free of all taxes, expenses, charges, damages, and deductions of any nature whatsoever and the Tenant covenants and agrees to pay all sums which except for this lease would have been chargeable against the leased property or payable by the landlord. The Tenant shall, however, be under no obligation to pay interest on any mortgage on the fee of the leased property, any franchise or income tax payable by the Landlord or any gift, inheritance, transfer, estate, or succession tax by reason of any present or future law which may be enacted during the term of this lease.

     The common charges for the operation and maintenance of the building, including, but not limited to, fire insurance on the building, real estate taxes, snow removal, landscape and gardening, repair and maintenance of common areas of building and grounds, and any other common items shall be apportined to the Tenant based on the proportion of the Tenant occupancy of the building to the total square footage of the building.

     Thirty-first.-The Landlord shall maintain the roof and exterior walls of the building and keep same in good condition. The Tenant shall be responsible for the maintenance and repair of the areas occupied by Tenant.

     Thirty-second.-After   the  first  year  anniversary  date  and  each  year
hereafter, the monthly rental shall be increased based upon the percentage increase in the Consumer Price Index (CPI).

     CPI shall mean the Consumer Price Index for urban wage earners and clerical workers for all items as published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI or successor or substitute index shall no longer be published, the parties shall use such other reliable governmental or impartial index or publication which reasonably reflects the change in the Cost of Living or the fluctuation in the purchasing power of the U.S. Dollar between the periods set forth above for determination of the Annual Minimum Rent during the Lease Term. In no event shall the monthly rental for the Lease Term be less than the rental of the previous period.

     Thirty-third.-Landlord shall be responsible for the construction of the shell space of the Leased Premises, including the demising walls, framed doorway openings and doors, electrical and water and sanitary sewer service connections and the exterior and glass wall of the building, but not including the interior finish of any such walls (such work, the "Landlord's Work"). All Landlord's work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities, and with all applicable codes and rules of all insurers of the Building. Tenant shall have the right to inspect the Landlord's work at reasonable times and shall promptly give notice to Landlord of any observed defects.

     Promptly upon completion of the Landlord's work, and in no event later than fifteen (15) days following the completion of the Landlord's Work, Tenant shall, at its sole cost and expense, through contractors approved by Landlord, commence all work required of Tenant for the finishing, improving, equipping and furnishing of the Leased Premises for the uses permitted hereunder (such work the "Tenant's Work"). Prior to the commencement of any such construction, Tenant shall submit all plans and specifications therefore to Landlord's construction representative for its approval, which approval shall not be unreasonably withheld or delayed. All costs and expenses of such construction, direct and indirect, shall be the sole responsibility of Tenant.

     All Tenant's Work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, regulations and orders of governmental authorities, and with all applicable codes and rules of insurers insuring the Building. Landlord shall also have the right to approve working drawings.

     Prior to commencement of construction, Tenant shall deliver to Landlord a certificate of structural engineer or other professional acceptable to Landlord to the effect that the floor load will not exceed the floor bearing capacity of 125 pounds per square foot, live and dead load.

     Tenant shall complete such construction within ninety (90) days following the completion of Landlord's Work, subject to Force Majeure, any one of which shall extend the completion date for the Tenant's Work for a period equal to the total duration of such Force MaJeure. All of the terms, provisions and conditions of this Lease shall apply during the construction of the Tenant's Work.

                                    GUARANTY

     In consideration of the execution of the within lease by the Landlord at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------

================================================================================
                                     LEASE

================================================================================


                                                                        Landlord

                                       to


                                                                          Tenant

================================================================================

Premises leased:



From:
      --------------------------------------------------------------------------


To:
      --------------------------------------------------------------------------

================================================================================

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value  received  the  undersigned  Tenant  hereby  assigns  all of said

Tenant's right, title and interest in and to the within lease from and after unto

heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed
that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants if this lease.


Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------


In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.


Witness:                                                                  (SEAL)
         -------------------------------------   ------------------------


         -------------------------------------   ------------------------ (SEAL)

Date:
     -----------------------------------------


                              CONSENT TO ASSIGNMENT

     The undersigned Landlord hereby consents to the assignment of the within

lease to             on the express conditions that the original Tenant

                                   , the assignor, herein, shall  remain  liable
for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.


                                                 -------------------------------
                                                             Landlord

Date:                                            By
     -----------------------------------------   -------------------------------

     Addendum to lease between Vineland Construction Company, Landlord, and Sun National Bank, Tenant dated October 3, 1986

Whereas the term of the original lease is for a period of twenty years it is mutually agreed between the parties to include the following options:

1. After the expiration of the original term Sun National Bank has the option to extend the term for an additional five (5) year term with all other terms and conditions of the lease remaining in effect for the extended term. If Sun National Bank desires to exercise this option it will notify Vineland Construction Company in writing of its intention 180 days prior to the expiration of the original term of its intention to exercise this option.

2. After the expiration of the first option term Sun National Bank has the option to extend the term for an additional five (5) year term with all other terms and conditions of the lease remaining in effect for the extended term. If Sun National Bank desires to exercise this option it will notify Vineland Construction Company in writing of its intention 180 days prior to the expiration of the first option term of its intention to exercise this option.

3. After the expiration of the second option term Sun National Bank has the option to extend the term for an additional five (5) year term with all other terms and conditions of the lease remaining in effect for the extended term. If Sun National Bank desires to exercise this option it will notify Vineland Construction company in writing of its intention 180 days prior to the expiration of the second option term of its intention to exercise this option.

4. After the expiration of the third option term Sun National Bank has the option to extend the term for an additional five (5) years with all other terms and conditions of the lease remaining in effect for the extended term. If Sun National Bank desires to exercise this option it will notify Vineland Construction Company in writing of its intention 180 days prior to the expiration of the third option term of its intention to exercise this option.

     In witness whereof landlord and tenant have signed, scaled, executed and delivered this lease addendum on the nineteenth day of November in the year nineteen hundred eighty seven.



ATTEST:                                 LANDLORD:
                                        ---------
                                        VINELAND CONSTRUCTION COMPANY


/s/                                     BY /s/
--------------------------------------  ----------------------------------------





ATTEST:                                 TENANT:
                                        -------
                                        SUN NATIONAL BANK


/s/                                     /s/
--------------------------------------  ----------------------------------------

         FIRST ADDENDUM TO LEASE BETWEEN VINELAND CONSTRUCTION COMPANY
                   AND SUN NATIONAL BANK DATED OCTOBER 3, 1986

     1. In consideration of the sum of One Dollar ($1.00) cash in hand paid by TENANT, and other good and valuable considerations, Sun National Bank, TENANT, and Vineland Construction Company, LANDLORD, HEREBY AGREE to the following terms to be incorporated into that Lease Agreement between Vineland Construction Company, LANDLORD, and Sun National Bank, TENANT, dated October 23, 1986 concerning the demised premises located at 226 Landis Avenue, Vineland, New Jersey. Except for the terms stated herein, the parties hereby confirm the terms of the Lease Agreement as written therein.

     2. The term of this demise shall be for Twenty Years beginning November 1, 1987 and ending October 31, 2007.

     3. The rent for the demised term shall be Ten Dollars ($10.00) per square foot for Four Thousand Five Hundred (4,510) square feet subject to the provisions of paragraph Thirty-Second of the Lease.

     IN WITNESS WHEREOF, the undersigned bind themselves as of this 6th Day of December, 1990.



ATTEST:                                 SUN NATIONAL BANK

/s/                                     BY /s/
--------------------------------------  ----------------------------------------
Secretary


                                        VINELAND CONSTRUCTION COMPANY

ATTEST

/s/                                     BY /s/
--------------------------------------  ----------------------------------------
Ass't SECRETARY